Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
Subsequent events

Note 6:- Subsequent events

On August 5, 2026, the Company’s shareholders approved the grant of 30,000 options to each of the director nominees and external director nominees under the Company’s 2011 Israeli Share Award Plan. The options have an exercise price of NIS 22.795 per share and vest over a four-year period.